United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934

August 28, 2009
(Date of Report)

BioPharm Asia, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-25487	88-0409159
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

New Agriculture Development Park Daquan Village, Tonghua County, Jilin Province, P.R. China (Address of principal executive offices)	134115 (Zip Code)

011-86-435-5211803
(Registrant's telephone number, including area code)

Domain Registration, Corp.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b))
|_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On August 28, 2009, BioPharm Asia, Inc. issued a press release announcing the change in its OTCBB symbol from DOMR to BFAR as a result of the change in its corporate name from Domain Registration, Corp. to BioPharm Asia, Inc. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.  The information furnished in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 Press release issued August 28, 2009

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOPHARM ASIA, INC.

Date: August 28, 2009	By:	/s/ Yunlu Yin
Yunlu Yin President and Chief Executive Officer